EXHIBIT 10.8


                                  AMENDMENT TO
                              ACQUISITION AGREEMENT

         THIS AMENDMENT TO ACQUISITION AGREEMENT, made and entered into as of July 9, 1999, by and among, USA Digital, Inc., a Nevada corporation (the "Holding Company"), DSA Computers, Inc., a Florida corporation (the "Acquired Company"), and David Seal, an individual residing in Florida (the "Seller").

                              W I T N E S S E T H:

         WHEREAS, the Holding Company, the Acquired Company and Seller entered into that certain Acquisition Agreement dated July 2, 1999 (the "Acquisition Agreement");

         WHEREAS, the parties to the Acquisition Agreement have agreed to amend the Acquisition Agreement to correct an inacurracy and clarify a representation as provided herein.

         NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

         1. Section 2.02 of the Acquisition Agreement is hereby amended to revise the designation of the preferred stock of the Holding Company from "Class B Convertible Preferred Stock, Series 1" to "Class B Convertible Redeemable Preferred Stock, Series 2".

         2. All references to "DSA Computer, Inc". in the Acquisition Agreement shall be deemed to mean "DSA Computers, Inc."

         3. In Section 4.03(d) of the Acquisition Agreement, the Holding Company represented that 2,377,000 shares of common stock were issued and outstanding. This number does not include 325,000 shares of common stock which were issued, and are still outstanding, in connection with a transaction which the Holding Company is currently suing to rescind, as further described in Schedule 4.03(h) of the Acquisition Agreement.

         4. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Agreement.

         5. Except as amended or clarified herein, the Acquisition Agreement shall remain in full force and effect.

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         IN WITNESS WHEREOF,  the undersigned have executed this Amendment as of the date first above written.

                                            USA DIGITAL, INC.

                                            By:
                                               ------------------------
                                            Mark D. Cobb, President


                                            DSA COMPUTERS, INC.

                                            By:
                                               ------------------------
                                            David Seal, President

                                            ---------------------------
                                            DAVID SEAL, individually


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